UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2026

Aeries Technology, Inc.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40920	98-1587626
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Paya Lebar Road, #08-13 Paya Lebar Square Singapore	409051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 228-6404

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	AERT	Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	AERTW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Aeries Technology, Inc. (the “Company”) held its 2026 Annual General Meeting (the “Annual Meeting”) on March 3, 2026 at 8:30 a.m. Eastern Time. Five proposed resolutions, which are described in more detail in the Company’s definitive proxy statement filed with the SEC on February 6, 2026, were voted upon by the Company’s shareholders at the Annual Meeting.

At the beginning of the Annual Meeting, there were 34,321,846 Class A ordinary shares and 1 Class V ordinary share present in person or by proxy, representing approximately 68.4% of the ordinary shares entitled to vote at the meeting and constituting a quorum for the transaction of business. Only shareholders of record as of 5:00 p.m. Eastern Time on January 28, 2026 (the “Record Date”) were entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 50,209,716 Class A ordinary shares and 1 Class V ordinary share issued and outstanding.

The election of each director nominee under Resolution No. 1 and the approval of Resolution No. 2 and Resolution No. 3 each required an ordinary resolution, which means the affirmative vote of the holders holding a simple majority of the voting power of the ordinary shares who, being present and entitled to vote at the Annual Meeting, vote on the applicable matter. The approval of Resolutions No. 4 and Resolution No. 5 each required a special resolution, which means the affirmative vote of the holders of at least 75% of the voting power of ordinary shares who, being present and entitled to vote at the Annual Meeting, vote on the applicable matter. Each ordinary share is entitled to one vote on each of the proposals presented at the Annual Meeting. However, the Class V ordinary share carries a number of votes equal to 51.0% of the total voting power of all outstanding Class A ordinary shares and the Class V ordinary share, voting together as a single class, with respect to the election of a director, and 1.3% of the total voting power for all other matters presented at the Annual Meeting.

At the Annual Meeting, the election of each director nominees under Resolution No. 1, Resolution No. 2, Resolution No. 3, Resolution No. 4 and Resolution No. 5 were approved by the Company’s shareholders. The final voting results are as below:

Resolution No. 1 — To resolve, by ordinary resolution, Alok Kochhar, Biswajit Dasgupta, Nina B. Shapiro and Bhisham (Ajay) Khare be appointed as directors to serve for such term as provided in the Company’s memorandum and articles of association then in effect and until their respective successors are duly appointed and qualified, or until their earlier death, resignation or removal:

1a. To resolve, by ordinary resolution, that Alok Kochhar be appointed as a director to serve for such term as provided in the Company’s memorandum and articles of association then in effect and until his successor is duly appointed and qualified, or until his earlier death, resignation or removal;

Class	For	Against	Abstain	Broker Non-Vote
Class A ordinary shares	31,891,086	134,500	54,802	2,241,458
Class V ordinary share	1	-	-	-

1b. To resolve, by ordinary resolution, that Biswajit Dasgupta be appointed as a director to serve for such term as provided in the Company’s memorandum and articles of association then in effect and until his successor is duly appointed and qualified, or until his earlier death, resignation or removal;

Class	For	Against	Abstain	Broker Non-Vote
Class A ordinary shares	31,889,199	136,387	54,802	2,241,458
Class V ordinary share	1	-	-	-

1c. To resolve, by ordinary resolution, that Nina B. Shapiro be appointed as a director to serve for such term as provided in the Company’s memorandum and articles of association then in effect and until his successor is duly appointed and qualified, or until his earlier death, resignation or removal;

Class	For	Against	Abstain	Broker Non-Vote
Class A ordinary shares	31,945,392	80,212	54,784	2,241,458
Class V ordinary share	1	-	-	-

1d. To resolve, by ordinary resolution, that Bhisham (Ajay) Khare be appointed as a director to serve for such term as provided in the Company’s memorandum and articles of association then in effect and until his successor is duly appointed and qualified, or until his earlier death, resignation or removal.

Class	For	Against	Abstain	Broker Non-Vote
Class A ordinary shares	31,943,264	80,338	56,786	2,241,458
Class V ordinary share	1	-	-	-

Resolution No. 2 — To resolve, by ordinary resolution, that the selection of Manohar Chowdhry & Associates as the Company’s independent registered public accounting firm for its fiscal year ended March 31, 2026 be confirmed, adopted, approved and ratified in all respects.

Class	For	Against	Abstain	Broker Non-Vote
Class A ordinary shares	34,163,872	77,675	80,299	-
Class V ordinary share	1	-	-	-

Resolution No. 3 — To resolve, by ordinary resolution, that the Company’s Board be authorized to effect a consolidation of the Company’s authorized and issued Class A ordinary shares, at a ratio of up to one-for-ten (1:10) (the “Approved Consolidation Ratio”), with the exact ratio to be set at a whole number within this range, as determined by the Board in its sole discretion to be implemented at such date and time as determined by the Board, provided such implementation occurs prior to the Company’s next annual general meeting, if at all, as determined by the Board in its sole discretion, and that, upon implementation, each such number of Class A ordinary shares of the Company, whether issued or unissued, as is equal to the consequent of the Approved Consolidation Ratio shall be consolidated into one Class A ordinary share of the Company with a par value equal to US$0.0001 multiplied by the consequent of the Approved Consolidation Ratio, such that upon implementation the authorized share capital of the Company shall be amended from US$50,500.0001 divided into 500,000,000 Class A ordinary shares of a par value of US$0.0001 each, 1 Class V ordinary share of a par value of US$0.0001 and 5,000,000 preference shares of a par value of US$0.0001 each, to US$50,500.0001 divided into (i) such number of Class A ordinary shares as is determined by dividing 500,000,000 by the consequent of the Approved Consolidation Ratio each of a par value equal to the amount in US$ as is determined by multiplying US$0.0001 by the consequent of the Approved Consolidation Ratio, (ii) 1 Class V ordinary share of a par value of US$0.0001 and (iii) 5,000,000 preference shares of a par value of US$0.0001 (the “Share Consolidation Proposal”).

Class	For	Against	Abstain	Broker Non-Vote
Class A ordinary shares	33,675,568	607,167	39,111	-
Class V ordinary share	1	-	-	-

Resolution No. 4 — To resolve, by special resolution, that subject to the shareholder approval of the Share Consolidation Proposal and contingent upon the Board’s positive decision to implement a consolidation of Class A ordinary shares as authorized by the Share Consolidation Proposal, Section 5 of the Company’s Second Amended and Restated Memorandum of Association and the definition of “Class A Shares” in the Company’s Articles be amended to reflect the effect of the share consolidation.

Class	For	Against	Abstain	Broker Non-Vote
Class A ordinary shares	33,675,959	606,940	38,947	-
Class V ordinary share	1	-	-	-

Resolution No. 5 — To resolve, by special resolution, that Section 26.1 of the Articles be amended by replacing the section in its entirety with the Amendment No. 1 to the Articles, a copy of which is attached to the accompanying proxy.

Class	For	Against	Abstain	Broker Non-Vote
Class A ordinary shares	31,436,107	626,006	18,275	2,241,458
Class V ordinary share	1	-	-	-

Item 7.01 Regulation FD Disclosure.

On March 4, 2026, the Company issued a press release relating to its Annual Meeting and the Share Consolidation Proposal. A copy of the press release is attached as Exhibit 99.1 to this Report and is incorporated by reference herein.

The information furnished in this Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release dated March 4, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aeries Technology, Inc.

Date: March 4, 2026	By:	/s/ Daniel S. Webb
Daniel S. Webb
Chief Financial Officer

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